Investor Presentation Leading Modern Home Health Care & Hospice (September 2010) Exhibit 99.1

Leading Modern Home Health & Hospice
Forward-looking
statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
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www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Modern Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
28 years leading the industry
Michael D. Snow, Chief Operating Officer
30 years leading health care operations
Wellmont, HealthSouth, HCA
Tim Barfield, Chief Development Officer
15 years of corporate development experience
Gov. Bobby Jindal , Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
34 years of senior level financial experience
Winward Capital, United Companies Financial
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Jeffrey D. Jeter, Chief Compliance Officer
14 years of health care law and compliance expertise
Former Medicaid prosecutor,  LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first industry CMO
G. Patrick Thompson, Chief Information Officer
23 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group
David R. Bucey, General Counsel
24 years of experience in corporate law
Coca-Cola Company, McKenna Long & Aldridge

Leading Modern Home Health & Hospice
Company overview
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• Founded in 1982, publicly listed
1994
• 601 locations in 45 states
• Leading provider of home health
services
- Services include skilled nursing
and therapy services
• 95% of Home Health revenue is
episodic based (both Medicare &
non-Medicare)
17,600 employees
Home Health:
- Daily visits = 35,000
- 9.2 million visits run rate in 2010
Hospice:
- Average daily census = 2,837
- Average length of stay = 87 days
2010 revenue guidance = $1.650 billion²
Stats
Revenue Mix
92%
Home Health Hospice
For the quarter ended June 30, 2010
Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on August 9, 2010.

Leading Modern Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 529 locations across
45 states as of June 30
– $388 million revenue in 2Q 2010
• Strong clinical quality
• Experienced divisional leadership
• World-class technology platform + enhancing
operating platform
• Well positioned to capitalize on organic and
market opportunities
Point-of-care,
Mercury Doc
Care
Transitions
Advanced
Chronic Care
Management

Leading Modern Home Health & Hospice
Hospice Division

Point-of-care,
Mercury Doc
(2011)
Essential to the
Care
Continuum
Advanced
Symptom
Management
• Solid trajectory of internal growth
– 15% YTD growth in 2010; 33% growth over 2009
– $34 million revenue in 2Q 2010
• Record number of patient census
– Average daily census = 2,800+
• Operational efficiencies and quality care
processes drive strong margins
– Operating income margin = 21%
• Partnered with the country’s largest and leading
Home Health company
– Offering comprehensive continuum of at-home care
– Collective resources to drive operational and clinical
excellence
– Cross referral opportunities to drive growth

Leading Modern Home Health & Hospice
Rapid growth
In the past two and a half years (2007– 2010),
Amedisys has grown from:
9,000 employees to 17,000
354 sites to more than 600 today
$700M in revenues to $1.65B today
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1 Annualized revenue guidance provided as of the date of our Form 8-K filed with the Securities and Exchange
Commission on August 9, 2010.
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Leading Modern Home Health & Hospice
2010 @ Amedisys
Strengthened management team
Enhancing infrastructure
Portfolio management
Realigning labor mix
Share repurchase
Managing external factors – SFC, SEC
New CMS Proposed Rules
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Top to middle
IT, Training, corporate support
Prune out unprofitable sites
Best athlete, continue shift to PPV
Confidence in our earnings potential
Opportunity to highlight value of HH
Opportunity for efficiency, new
growth

Leading Modern Home Health & Hospice
The age tsunami is inevitable

Between 2000 and
2030, the number of
people age 65+ will
more than double to
72.1 million
Source: Center for Medicare & Medicaid Services, September 2010
Figure 1: Number of Persons 65+
1900 – 2030, numbers in millions
Year (as of July 1)

Leading Modern Home Health & Hospice
Medicare market size

Source: CBO's March 2009 Baseline: Medicare home health revenue, offset by cuts in Health Care Reform Bills. Kaiser Family Foundation fact sheet August 2010.  National Health Expenditure Projections, September 2010.
$18
$19
$21
$23
$25
$27 $29
$30
$32
$35
$38
$507
$524
$566
$569
$617
$652
$684
$741
$771
$805
$878
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Home Health Spend Medicare Spend
• Overall Medicare spend is expected to increase 173% during the next 10 years
• Medicare home health spend is estimated to increase 211% during this same time period, but continue to be only a fraction of total Medicare spend

Leading Modern Home Health & Hospice Our strategy 11 Clinical Excellence Growth Efficiency

Leading Modern Home Health & Hospice
Clinical excellence

Amedisys vs. Footprint – Outcomes December 2009
• Exceeded or met 11 out of 12 outcomes vs. footprint
• Awarded $3.5 million in pay for performance demonstration project from CMS
• Enhancing clinical excellence through better care transitions, investments in medical director function, and focus on decreasing hospitalizations
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72 71
50
67
32
23
66
1
87
44
50
43
61 62
40
55
31
23
65
1
82
0
10
20
30
40
50
60
70
80
90
100
Amedisys Footprint

Leading Modern Home Health & Hospice
Growth

Hospice: Aggressive build (current share is ~1.2%)
• $15 billion industry in the United States (NHPCO)
• US hospice patient volumes projected to grow by 40% over next 5 years (NHPCO)
• Building best hospice in the country based on clinical superiority
• Duke School of Medicine’s Institute on Care at the End of Life
Home Care: Continued expansion (current share is ~8%)
•Continue to differentiate on quality, innovation, technology and scale
•Building the only nationwide continuum of care platform – Advanced Chronic Care Management,
Standardization of Care
•Expand care management programs – Behavioral Health, Advanced Wound Care
•Focus on internal growth – Care Transition Platform, Hospital Partnerships, strengthening referral relationships, better aligning business development and operations

Leading Modern Home Health & Hospice
Growth – Corporate Development

Acquisitions:  Home Care
•Continue to review opportunities
•Focused on strategic expansion – CON markets, footprint expansion, market depth, hospital system joint ventures
•Positioned well for increase in opportunities expected in 2011
Acquisitions:  Hospice
•Continue to review opportunities – robust pipeline
•Focused on geographic expansion into Amedisys home health markets, and market depth
Other:
•Exploring revenue diversification strategies and care management expansion opportunities
•Both internally developed or acquired

Leading Modern Home Health & Hospice
Efficiency

Portfolio Management
•Detailed review of local agency performance
•Exit markets with chronic poor results, limited growth potential, and/or intense competition
•Consolidate overlapping agencies
•Review startup program
Ownership of Results
•Push down authority and responsibility to local, regional, and divisional leaders
•Provide tools to support their success
•More responsive to local market dynamics
Infrastructure Investment
•Continued investment in state-of-the-art operating system
•Upgrading accounting and HR system to Peoplesoft
•Rolling out Hospice Point-of-Care in 2011

Leading Modern Home Health & Hospice
Key differentiators
Clinical quality       why we are in business
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Compliance        covers everything we do
Care Centers       national distribution
Innovation        industry leadership
Technology        competitive advantage

Leading Modern Home Health & Hospice Traditional • Assessment/Evaluation at Home • Skilled Nursing • Rehab • Medical Social Services • Home Health Aide Services • In Home Hospice Services 17

Leading Modern Home Health & Hospice
Modern
Innovative Treatment Modalities
o
Disease Management
o
Medication Management
o
Predictive Modeling - Risk Stratified
Patient Management
o
Continuous Evaluation/Assessment
o
Care Coordination
o
Multidisciplinary Rehabilitation Services
o
Health Coaching
o
Coumadin Management
o
Balanced for Life - Fall
Assessment/Prevention
o
Intensive Chronic Care Management
Caregiver Engagement
o
Clinical guidelines/oversight
Technology
o
Telemonitoring / Call Center Intervention
o
Point-of-Care Clinical Documentation
o
Physician Data Portal

Leading Modern Home Health & Hospice
Why Amedisys?
We are the only modern Home Health & Hospice provider that….
•
has 600 Care Centers across the country and more than 16,000 skilled clinicians
• has the resources to invest in advanced technology, clinical track development and talented people
•
cares for more than 35,000 Americans across the country everyday and more than
500,000
Americans each year

Amedisys does the right thing, at the right time, for every patient.

Leading Modern Home Health & Hospice Financial Review 20

Leading Modern Home Health & Hospice

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2004 2005 2006 2007 2008 2009 2010
Projected Revenue
Actual Revenue
EPS
Financial highlights

Leading Modern Home Health & Hospice
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain TLC integration costs. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
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Summary financial results
($ in millions, except per share data)
2008 2009 2Q09 2Q10
Net revenue $1,187.4 $1,513.5 $377.9 $422.3
Period-over-period growth 70.1% 27.5% 20.9% 11.7%
Gross margin 624.8 789.0 199.5 213.0
Percent of revenue 52.6% 52.1% 52.8% 50.4%
CFFO 150.7 247.7 75.8 54.4
Adjusted EBITDA 181.4 261.8 67.4 63.4
Percent of revenue 15.3% 17.3% 17.8% 15.0%
Adjusted Fully-diluted EPS $3.31 $4.89 $1.27 $1.13
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Leading Modern Home Health & Hospice

Summary performance results
2008 2009 2Q09 2Q10
Agencies at period end 528 586 549 601
Period-over-period growth 49.2% 11.0% 10.2% 9.5%
Total visits 7,004,200 8,702,146 2,185,515 2,320,736
Period-over-period growth 62.8% 24.2% 18.0% 6.2%
Episodic-based admissions 199,371 231,782 58,209 63,076
Period-over-period growth 53.8% 16.3% 8.7% 8.4%
Episodic-based completed
episodes
353,076 411,975 102,209 109,420
Period-over-period growth 60.6% 16.7% 8.5% 7.1%
Episodic-based revenue per
episode
$2,854 $3,166 $3,166 $3,372
Period-over-period growth 7.3% 10.9% 11.4% 6.5%

Leading Modern Home Health & Hospice

Summary balance sheet
Dec. 31, 2009 Jun. 30, 2010
Assets
Cash $      34.5 $      116.0
Accounts Receivable, Net 150.3 151.9
Property and Equipment 91.9 112.1
Goodwill 786.9 790.2
Other 108.8 99.0
Total Assets $ 1,172.4 $ 1,269.2
Liabilities and Equity
Debt $    215.2 $    204.1
All Other Liabilities 220.9 237.6
Equity 736.3 827.5
Total Liabilities and Equity $ 1,172.4 $ 1,269.2
Leverage Ratio 0.8x 0.7x

Leading Modern Home Health & Hospice
Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare
Services, Inc. (“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts)
by our average daily net patient revenue for the three-month period.
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Days revenue outstanding (DSO)
(1)
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
36.9
33.2
33.9
32.6
32.5
25.0
30.0
35.0
40.0
45.0
50.0
55.0
DSO - Net
(2)
(1)
(2)

Leading Modern Home Health & Hospice 26 Liquidity • Cash balance at 6/30/10 = $116M • Available line of credit (LOC): 6/30/10 = $235M • 2010 Estimated CFFO - Cap Ex = $170M

Leading Modern Home Health & Hospice
Guidance excludes the effects of future acquisitions, if they are made.
Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on August 9, 2010.
Without adjustment for any shares that may be repurchased under our Share Repurchase Program.
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Guidance¹
Calendar Year 2010²
Net revenue: $1.625 - $1.650 billion
EPS: $4.20 - $4.50
Diluted shares³: 28.8 million
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Leading Modern Home Health & Hospice
Key references

Open Letter to Shareholders:
http://www.amedisys.com/pdf/Letter_to_Shareholders.pdf
Wyatt Matas
Report: (upon request)
kevin.leblanc@amedisys.com
Avalere Study:
http://www.amedisys.com/pdf/avalere_results_051109.pdf

Leading Modern Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.292.2031
Fax: 225.295.9653
kevin.leblanc@amedisys.com
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